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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-76078) of Albany International Corp. of our report dated May 10, 2002 relating to the financial statements of Albany International Corp. Prosperity Plus Savings Plan, which appears in this Form 11-K.

/s/PricewaterhouseCoopers LLP

Albany, New York
June 27, 2002